                       EXHIBIT 10(j)

         WARRANT TO PURCHASE SHARES OF COMMON STOCK
               OF SOUTHERN UNION COMPANY

                                               Warrant No. 1994-1


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED.



           WARRANT TO PURCHASE SHARES OF COMMON STOCK

                              OF

                    SOUTHERN UNION COMPANY



This is to Certify that, for value received, the receipt and sufficiency of which is hereby acknowledged by SOUTHERN UNION COMPANY, a Delaware corporation (the "Company") with its principal business office at 504 Lavaca Street, Suite 800, Austin, Texas 78701, FLEISCHMAN AND WALSH, a partnership with an address at 1400 Sixteenth Street N.W., Suite 600, Washington, D.C., or any other holder of this Warrant ("Holder"), is entitled to purchase, from the Company, subject to the provisions of this Warrant, at any time prior to the expiration date set forth in paragraph 8 hereof, the number of shares of the Company's Common Stock, $1.00 par value per share ("Common Stock"), set forth in paragraph 1 hereof.

This Warrant and the securities issuable upon exercise hereof are subject to the following provisions, terms and conditions.

1.)  Shares Covered; Exercise Price.  The holder of this Warrant
     ------------------------------
     shall be entitled to purchase up to 25,000 shares, as adjusted from time to time pursuant to paragraph 7 hereof, of Common Stock, at an exercise price of $34.50 per share, as adjusted from time to time pursuant to paragraph 7 hereof (the "Exercise Price").

2.)  Notice of Exercise.  In case Holder shall desire to exercise
     ------------------
     the purchase right evidenced by this Warrant, Holder shall surrender this Warrant with an appropriate exercise form similar to that attached as Exhibit A, duly executed by Holder, to the Secretary of the Company, or such other person or persons as the Company from time to time may designate, at the principal business office of the Company, specifying the number of shares of Common Stock to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares of Common Stock being purchased.

3.)  Manner of Exercise of Option.  The Holder can exercise the
     ----------------------------
     Warrant to purchase on a cumulative basis, to the extent hereinafter provided, all or any part of the number of shares subject to the Warrant, and such right shall be a continuing one during the term of the Warrant period until the number of shares subject to the Warrant stated in Paragraph 1, as adjusted pursuant to paragraph 7, have been purchased. If this Warrant is exercised in part, then the Company will deliver to the Holder a new warrant of like tenor in the name of Holder evidencing the right to purchase the remaining number of shares of Common Stock at the Exercise Price. The exercise price may be paid in either cash or shares of Common Stock (either shares outstanding or subject to issuance pursuant to this Warrant). If the Exercise Price is paid in shares of Common Stock, then each share of Common Stock tendered in payment shall be valued at an amount equal to the last sale price of the Common Stock on the American Stock Exchange (or such other exchange on which the stock is listed for trading) on the last business day prior to the date of exercise or if no such sale is made on such day, the average closing bid and asked prices for the Common Stock on such day on such exchange. Payment in shares of Common Stock may be made simultaneously with the exercise and purchase of shares pursuant to this Warrant, in which case the number of shares to be issued will be equal to: (a) the excess, if any, of
     (i) the value of the Common Stock, as previously described, multiplied by the number of shares of Common Stock for which the Warrant is being exercised, over (ii) the Exercise Price multiplied by the number of shares of Common Stock for which the Warrant is being exercised; divided by (b) the value of the Common Stock, as previously described.

4.)  Authority and Binding Effect.  The execution, delivery and
     ----------------------------
     performance of this Warrant by the Company has been duly authorized by all corporate action, and no preemptive rights or rights of first refusal exist with respect to the issuance of any shares of Common Stock pursuant to any exercise of this Warrant. The execution, delivery and performance of this Warrant will not result in a violation or breach of any term or provision of, or constitute a default or accelerate the performance required under, the Certificate of Incorporation or Bylaws of the Company, any indenture, loan agreement, partnership agreement or other contract or agreement to which the Company is bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body to which the Company is subject. This Warrant constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors' rights generally or (ii) the availability of equitable remedies generally.

5.)  Company's Covenants as to Common Stock.  Shares deliverable
     --------------------------------------
     on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price of the Common Stock issuable pursuant to this Warrant. The Company will at all times reserve and keep available out of its authorized and unissued stock solely for the purpose of issuance upon exercise of this Warrant, free from preemptive rights or any other actual or contingent purchase rights of persons or entities other than the Holder, a sufficient number of shares of Common Stock to provide for the delivery of shares of Common Stock as shall from time to time be issuable upon the exercise in full of this Warrant.

6.)  Assignments.  It is expressly understood that this Warrant
     -----------
     and the securities issuable upon exercise hereof are transferable, in whole or in part, without charge by the Company to the Holder or the transferee, at the office of the Company, by the Holder or the transferee in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The Holder, by holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder, when this Warrant shall have been endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

7.)  Anti-Dilution Provisions.  In the event of any change in the
     ------------------------
     outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to the Warrant such that the Warrant shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to this Warrant had this Warrant been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of this Warrant. In addition, in the event of any such change, the Company shall make any further adjustment as may be appropriate to the number of Shares and the Exercise Price as shall be equitable to prevent any dilution or enlargement of the value of and rights under this Warrant.

8.)  Expiration Date.  The Warrant shall expire at the 4:00 pm
     ---------------
     Central time on February 10, 2004.

9.)  Fractional Shares.  This Warrant may be exercised only with
     -----------------
     respect to full shares and no fractional share of Common Stock shall be issued. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the last sale price of the Common Stock on the American Stock Exchange (or such other exchange on which the stock is listed for trading if not then listed on the American Stock Exchange) on the last business day prior to the date of exercise; provided that, if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange shall be used.

10.) Purchase for Investment.  Except as hereafter provided,
     -----------------------
     Holder shall, upon any exercise of the Warrant, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which Holder represents and warrants that Holder is purchasing or acquiring the shares of Common Stock acquired under the Warrant for Holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such shares of Common Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Common Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Holder shall, if so requested by the Company, prior to any offer for sale or sale of such shares of Common Stock, obtain a prior favorable written opinion, in form and substance reasonably satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing requirements shall not apply to (i) issuances by the Company upon the exercise of the Warrant so long as the shares of Common Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares of Common Stock by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares of Common Stock being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

11.) Registration Under the Securities Act.  The Company shall
     -------------------------------------
     not be required to register either this Warrant or the securities issuable upon exercise of this Warrant, unless, the Company files a registration statement on a form that permits the registration of the Warrant and/or the resale of the securities issuable upon exercise of the Warrant; provided however, that the Company shall not be required to include the Warrant or the securities issuable upon exercise of this Warrant if the registration statement either (i) does not provide for the registration of either Common Stock or such other securities as may be issuable upon exercise of the Warrant or (ii) relates to an underwritten public offering and the managing underwriter thereof determines that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities and other securities of the Company requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included. The Company shall file an additional listing application with the American Stock Exchange with covering the shares of Common Stock issuable upon the exercise of this Warrant, and will take all steps necessary to include the shares of Common Stock, or other securities issuable upon the exercise of this Warrant in any listing of the Common Stock, or other securities issuable upon exercise of the Warrant, on any other stock exchange.

12.) Rights as a Stockholder.  After receipt of the notice of
     -----------------------
     exercise and the purchase price as provided in paragraph 2, the Company shall cause to be issued and delivered such certificates in such denominations as Holder may direct, representing the number of fully paid, nonassessable shares of Common Stock so purchased, registered in the name of Holder, but Holder shall have no right as a stockholder with respect to any shares covered by this Warrant until the issuance of such stock certificates, and no adjustment shall be made for dividends or other rights for which the record date is prior to the time such stock certificates are issued except as may be otherwise provided for in paragraph
     7. The Company agrees to promptly seek all consents of regulatory bodies and other governmental agencies as may be necessary, if any, to issue the Common Stock so purchased by Holder. All stock so purchased shall be issued by the later of (i) 20 days after the payment of the Exercise Price or
     (ii) not more than five (5) business days after the receipt of any and all regulatory and governmental consents referred to in the preceding sentence of this paragraph 12.

13.) Dividend Rights.  The Company also grants to the Holder the
     ---------------
     right to receive, upon the payment date of any cash dividend on the Common Stock declared by the Board of Directors of the Company, a cash payment equal to the amount of any cash dividends to be paid on each share of Common Stock times the number of shares of Common Stock which may be purchased upon the exercise of this Warrant granted herein to the Holder which have not been exercised, forfeited or terminated prior to the close of business on the record date set by the Board of Directors for such cash dividends. All other dividends and distributions will result in an adjustment to this Warrant as set forth under paragraph 7.

14.) Loss, Theft, Destruction or Mutilation.  Upon receipt by the
     --------------------------------------
     Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of reasonable indemnity and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new warrant of like tenor.

15.) Headings.  The descriptive headings of the several sections
     --------
     of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

16.) Governing Law.  This Warrant is a contract made under the
     -------------
     laws of the State of Texas and shall be construed under the laws of the State of Texas, without considering its rules of conflicts of law.


IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer, attested to by its duly authorized secretary under its corporate seal, and Holder has caused this Warrant to be executed by its authorized representative, in each case as of February 10, 1994.



ATTEST:                             SOUTHERN UNION COMPANY


DENNIS K. MORGAN                    By:  PETER H. KELLEY
- - ----------------                         ---------------
Dennis K. Morgan                         Peter H. Kelley
Vice President - Legal                   President and Chief
  and Secretary                            Operating Officer



(Corporate Seal)



                                    FLEISCHMAN AND WALSH

                                    By:  AARON I. FLEISCHMAN
                                         -------------------
                                         Aaron I. Fleischman
                                         Senior Partner

                                                        EXHIBIT A


                        NOTICE OF EXERCISE



Southern Union Company
504 Lavaca Street
Suite 800
Austin, Texas  78701
Attn:  Dennis K. Morgan
       Vice President - Legal and Secretary

Dear Mr. Morgan:

Pursuant to paragraph 2 of Warrant No. 1994-1 dated February 10,
1994, I hereby give notice that I am exercising such Warrant with respect to the number of shares of Southern Union Common Stock listed below.


     Number of Shares Being Acquired
                                              -----------------
         Pursuant to the [Full/Partial]
         Exercise of the Warrant
     Exercise Price Per Share         x       $
                                               ----------------
     Total Exercise Price To Be Paid          $
                                               ----------------


     Date Exercise Price Will Be Paid
         (must be a business day within 15
         days of this Notice)
                                               ----------------

     Exercise Price Will Be Paid In:

           Cash        Southern Union Common Stock        Both
     -----       -----                              -----


If exercise price is to be paid in shares of Southern Union Common Stock, such Common Stock will be valued at the last sale price of the Common Stock on the American Stock Exchange (or such other exchange on which the stock is then listed for trading if it is no longer listed on the American Stock Exchange) on the last business day prior to the date of exercise; provided that, if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange shall be used.

I understand that Southern Union will use its best efforts to cause the shares of Southern Union Common Stock which I will receive following the exercise of the Warrant to be delivered by the transfer agent within twenty (20) days from the date this Notice is received by Southern Union or within five (5) business days following the payment of the exercise price, whichever is later, but in either case subject to paragraph 12 of the Warrant.


If the shares are to be delivered to a broker:

     Name of Broker:
                          --------------------------------------

     Address:
                          --------------------------------------

                          --------------------------------------

                          --------------------------------------

                          --------------------------------------

     Broker's Telephone No.
                          --------------------------------------




                                    Sincerely,


                                    By:
- - -------------------------               ------------------------
Date                                             Name


- - -------------------------           ----------------------------
Tax Payer Identification
  Number
                                    ----------------------------


- - -------------------------           ----------------------------
Telephone Number                          Mailing Address

                        ASSIGNMENT FORM



FOR VALUE RECEIVED,                        hereby sells, assigns
                   -----------------------
and transfers unto                                       shares
                   ---------------------------- --------
of the right to purchase Common Stock represented by this Warrant
to the extent of                 shares as to which such right is
                 ---------------
exercisable, and does hereby irrevocably constitute and appoint attorney to transfer the same on the books
- - ---------------------
of the Company with full power of substitution in the premises.


DATED this         day of                     ,      .
           -------        --------------------  -----



WITNESS:


- - ----------------------------         ----------------------------

                     SOUTHERN UNION COMPANY
                     504 LAVACA, SUITE 800
                     AUSTIN, TEXAS  78701
                        (512) 477-5852



                                 April 4, 1994

Fleischman and Walsh
1400 Sixteenth Street, N.W.
Washington, D.C. 20036

Attn:  Aaron I. Fleischman

Gentlemen:

This letter will serve as notice that, effective as of the date hereof, the Exercise Price per share for your Warrant to purchase shares of Common Stock of Southern Union Company (Warrant
No. 1994-1) has been changed to $18.56. This change, which is an amendment to the Warrant, is pursuant to paragraph 7 of the Warrant and consistent with the action of the Board of Directors of the Company as of February 10, 1994 in granting the Warrant, and the action of the Southern Union Company 1992 Long-Term Stock Incentive Plan Committee of the Board as of the date hereof in effectively repricing the options granted to employees on February 10, 1994.

The Warrant now represents the right to purchase 37,500 shares of Common Stock at an Exercise Price of $18.56 per share (as adjusted to give effect to the 3-for-2 stock split, effected as a 50% stock dividend distributed on March 9, 1994 to stockholders of record on February 23, 1994).

Except as set forth above, there have been no changes, amendments or modifications to the Warrant. Defined terms used herein have whatever meaning that may be ascribed to them in the Warrant.

Please acknowledge this amendment to the Warrant by signing and returning the enclosed copy hereof.

                                 Sincerely,



                                 DENNIS K. MORGAN
                                 ----------------
                                 Dennis K. Morgan



Acknowledged by

FLEISCHMAN AND WALSH


By:  AARON I. FLEISCHMAN
     -------------------
     Aaron I. Fleischman